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                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 23, 2000


                                 AMERALIA, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                         Commission file number: 0-15474


           Utah                                              84-0631765
------------------------------                      ----------------------------
(State or other jurisdiction                        (IRS Employer Identification
incorporation or organization)                                 Number)


                     311 Raleigh Road, Kenilworth, IL 60043
             -----------------------------------------------------
             (Address of principal executive offices and Zip Code)


                                 (847) 256-9021
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               Registrant's telephone number, including area code:


                                 not applicable
                  --------------------------------------------
                  former name or former address, if applicable


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Item 5.  Other Events.

         AmerAlia, Inc., held its annual meeting of shareholders on June 23, 2000. At the annual meeting Bill H. Gunn, Robert van Mourik, John F. Woolard, Neil E. Summerson, Robert A. Cameron, and Geoffrey C. Murphy. Each of the directors was re-elected.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AMERALIA, INC.




August 4, 2000                        By: /s/ Robert C.J. van Mourik
                                         ---------------------------------------
                                         Robert C.J. van Mourik,
                                         Executive Vice President